Sub-Item 77O

Transactions effected pursuant to Rule 10f-3


METROPOLITAN WEST FUNDS

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant in accordance with the Trust's Rule 10f-3
Procedures.

High Yield Bond Fund
Issuer: Linn Energy
Trade Date: 3/30/2010
Terms of the transaction: Senior Unsecured 144A Offering
Selling Broker: RBC Dain Rauscher
Amount Purchased: $1,951,040.00
Purchase Price: $97.552
% of Issue: 0.15385%

Selling Syndicate Members:
RBC Capital Markets Corporation
Barclays Capital Inc.
BNP Paribas Securities Corp.
Citigroup Global Markets Inc.
Credit Agricole Securities (USA) Inc.
Wells Fargo Securities, LLC
BMO Capital Markets Corp,
Scotia Capital (USA) Inc.
UBS Securities LLC
Comerica Securities, Inc.
 ING Financial Markets LLC
SG Americas Securities LLC
U.S. Bancorp Investments, Inc.
 BBVA Securities Inc.
Capital One Southcoast, Inc.
Credit Suisse Securities (USA) LLC,
DnB NOR Markets, Inc.
Macquarie Capital (USA) Inc.
Mitsubishi UFJ Securities (USA), Inc.



Total Return Bond Fund
Issuer: Citigroup
Trade Date: 8/2/2010
Terms of the transaction: Senior Unsecured SEC Registered
Offering
Selling Broker: Citigroup Global Markets
Amount Purchased: $18,650,658.00
Purchase Price: $98.995
% of Issue: 0.8373%

Selling Syndicate Members:
Citigroup Global Markets Inc.
Deutsche Bank Securities, Inc.
Goldman, Sachs & Co.
RBC Securities, Inc.
UBS Securities LLC
Aladdin Capital LLC
BANCA IMI S.p.A
BNP Paribas Securities Corp.
Credit Suisse Securities (USA) LLC,
RBC Capital Markets Corporation
SG Americas Securities LLC
Sun Trust Robinson Humphrey, Inc.
TD Securities (USA) LLC
UniCredit Capital Markets, Inc.
The Williams Capital Group, L.P.



Total Return Bond Fund and AlphaTrak 500 Fund
Issuer: MetLife
Trade Date: 8/3/2010
Terms of the transaction: Senior Unsecured SEC Registered
Offering
Selling Broker: UBS Paine Webber
Amount Purchased: $10,760,669.25 Total Return Bond Fund
Amount Purchased: $49,933.50 AlphaTrak 500 Fund
Purchase Price: $99.867
% of Issue: 1.15%

Selling Syndicate Members:
Banc of America Securities LLC
Deutsche Bank Securities, Inc.
HSBC Securities (USA) Inc.
UBS Securities LLC
Wells Fargo Securities, LLC
Credit Suisse Securities (USA) LLC
RBS Securities, Inc.
SG Americas Securities LLC
PNC Capital Markets LLC
Scotia Capital (USA) Inc.
Standard Charter Bank
Nikko Bank (Luxembourg) S.A.
UniCredit Capital Markets, Inc.
US Bank, National Association
The Williams Capital Group, L.P.
ANZ Securities, Inc
BNY Mellon Capital Markets, LLC
Mitsubishi UFJ Securities (USA), Inc.
Lloyds TSB Bank plc
Commerz Markets LLC
Raymond James & Associates, Inc.
Santander Investment Securities Inc.
Loop Capital Markets LLC
Blaylock Robert Van LLC
Cabrera Capital Markets, LL
Guzman & Company
Samuel A. Ramirez & Co., Inc.
CastleOak Securities LP
MFR Securities, Inc.
Toussaint Capital Partners, LLC



High Yield Bond Fund
Issuer: Chaparral Energy Inc.
Trade Date: 9/13/2010
Terms of the transaction: Senior Unsecured 144A Offering
Selling Broker: JP Morgan Chase & Co.
Amount Purchased: $3,662,700.00
Purchase Price: $97.672
% of Issue: 0.28846%

Selling Syndicate Members:
Credit Suisse
J.P. Morgan
RBC Capital Markets Corporation
UBS Securities LLC
Capital One NA/US
Credit Agricole Securities (USA) Inc.
SG Americas Securities LLC
Wells Fargo Securities, LLC
Comerica Bank
Lloyds Bank PLC/US
Mitsubishi UFJ Securities (USA), Inc.
Natixis Bleichroeder Inc.
Scotia Capital Inc.
US Bancorp Investments Inc.



Low Duration Bond Fund, Alpha Trak 500 Fund and Ultra
Short Bond Fund
Issuer: Anheuser-Busch InBev
Trade Date: 1/24/2011
Terms of the transaction: Senior Unsecured SEC Registered
Offering
Selling Broker: Barclays Capital, Inc.
Amount Purchased: $4,550,000.00 Low Duration Bond Fund
Amount Purchased: $70,000.00 AlphaTrak 500 Fund
Amount Purchased: $550,000.00Ultra Short Bond Fund
Purchase Price: $100
% of Issue: 0.796%

Selling Syndicate Members:
Barclays Capital Inc.
J.P. Morgan Securities, LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
Mitsubishi UFJ Securities (USA), Inc.
BANCA IMI S.p.A
SG Americas Securities LLC
TD Securities (USA) LLC



Ultra Short Bond Fund
Issuer: Goldman Sachs Group Inc.
Trade Date: 2/2/2011
Terms of the transaction: Senior Unsecured SEC Registered
Offering
Selling Broker: Goldman Sachs & Co.
Amount Purchased: $430,000
Purchase Price: $100
% of Issue: 0.043%

Selling Syndicate Members:
Goldman, Sachs & Co.
BBVA Securities Inc.
Citigroup Global Markets Inc.
Fifth Third Securities, Inc.
FTN Financial Securitas Corp
ING Financial Markets LLC
KeyBanc Capital Markets Inc
Lloyds TSB Bank plc
Mizuho Securities USA Inc.
RBS Securities, Inc.
SG Americas Securities LLC
SMBC Nikko Capital Markets Limited
Standard Charter Bank
UniCredit Capital Markets, Inc.
CastleOak Securities LP
Muriel Siebert & Co. Inc



Total Return Bond Fund
Issuer: Goldman Sachs Group Inc.
Trade Date: 2/2/2011
Terms of the transaction: Senior Unsecured SEC Registered
Offering
Selling Broker: Goldman Sachs & Co.
Amount Purchased: $20,729,498.50
Purchase Price: $99.805
% of Issue: 0.83%

Selling Syndicate Members:
Goldman, Sachs & Co.
BB&T Capital Markets, a division of Scott & Stringfellow
LLC
BBVA Securities Inc.
Citigroup Global Markets Inc.
ING Financial Markets LLC
KeyBanc Capital Markets Inc
Lloyds TSB Bank plc
Mizuho Securities USA Inc.
Morgan Keegan & Company, Inc.
RBS Securities, Inc.
SG Americas Securities LLC
SMBC Nikko Capital Markets Limited
Standard Charter Bank
SunTrust Robinson Humphrey, Inc,
UniCredit Capital Markets, Inc.
CastleOak Securities LP
Muriel Siebert & Co. Inc



High Yield Bond Fund
Issuer: Linn Energy
Trade Date: 5/10/2011
Terms of the transaction: Senior Unsecured 144A Offering
Selling Broker: Citigroup Global Markets
Amount Purchased: $2,381,568.00
Purchase Price: $99.232
% of Issue: 0.382%

Selling Syndicate Members:
Citigroup Global Markets Inc.
Barclays Capital Inc.
BNP Paribas Securities Corp.
Credit Agricole Securities (USA) Inc.
RBC Capital Markets Corporation
Wells Fargo Securities, LLC
Credit Suisse Securities (USA) LLC,
BMO Capital Markets Corp,
Scotia Capital (USA) Inc.
UBS Securities LLC
Comerica Securities, Inc.
 ING Financial Markets LLC
SG Americas Securities LLC
U.S. Bancorp Investments, Inc.
Banco Bilbao Vizcaya Argentaria, SA
Capital One Southcoast, Inc.
DnB NOR Markets, Inc.
Mitsubishi UFJ Securities (USA), Inc.



Total Return Bond Fund
Issuer: HSBC Bank
Trade Date: 5/17/2011
Terms of the transaction: Senior Unsecured 144A Offering
Selling Broker: HSBC Financial Corp.
Amount Purchased: $28,259,540.10
Purchase Price: $99.963
% of Issue: 1.884%

Selling Syndicate Members:
HSBC Securities (USA) Inc.
Banca Akros Spa - Gruppo Banca Popolare di Milano
BANCA IMI S.p.A
BMO Capital Markets Corp,
BNP Paribas Securities Corp.
CIBC World Markets Corp.
Lloyds Securities Inc,
Mitsubishi UFJ Securities (USA), Inc.
Morgan Stanley & Co., Inc.
Nordea Bank Danmark A/S
RBC Capital Markets Corporation
Scotia Capital (USA) Inc.
SG Americas Securities LLC
US Bank, National Association
Wells Fargo Securities, LLC



Total Return Bond Fund
Issuer: JP MC
Trade Date: 8/3/2011
Terms of the transaction: Senior Unsecured SEC Registered
Offering
Selling Broker: JP Morgan Chase & Co.
Amount Purchased: $28,331,572.50
Purchase Price: $99.935
% of Issue: 2.268%

Selling Syndicate Members:
J.P. Morgan Securities, LLC
ANZ Securities, Inc
Fifth Third Securities, Inc.
KeyBanc Capital Markets Inc
Santander Investment Securities Inc.
SG Americas Securities LLC
U.S. Bancorp Investments, Inc.
The Williams Capital Group, L.P.
Samuel A. Ramirez & Co., Inc.
Drexel Hamilton, LLC
Muriel Siebert & Co. Inc



High Yield Bond Fund
Issuer: Nara Cable Funding
Trade Date: 1/26/2012
Terms of the transaction: Senior Unsecured 144A Offering
Selling Broker: JP Morgan Chase & Co.
Amount Purchased: $7,289,436.80
Purchase Price: $96.934
% of Issue: 0.075%

Selling Syndicate Members:
J.P. Morgan Securities, LLC
BNP Paribas Securities Corp.
Deutsche Bank Securities, Inc.
Banco Bilbao Vizcaya Argentaria, SA
Banco Santander, S.A. offering through Santander
Investment Securities Inc.
Credit Agricole Corporate and Investment Bank
Goldman, Sachs International
ING Bank N.V., London Branch
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley & Co., Inc. International plc.
Natixis
Societe Generale



High Yield Bond Fund
Issuer: Chaparral Energy Inc.
Trade Date: 4/18/2012
Terms of the transaction: Senior Unsecured 144A Offering
Selling Broker: CS First Boston Corp.
Amount Purchased: $11,000,000
Purchase Price: $100
% of Issue: 2.750%

Selling Syndicate Members:
Credit Suisse
Credit Agricole CIB
RBC Capital Markets Corporation
Wells Fargo Securities, LLC
Capital One Southcoast, Inc.
Societe Generale
UBS Investment Bank
Comerica Securities
KeyBanc Capital Markets Inc
Lloyds Securities Inc,
Mitsubishi UFJ Securities
Scotia Bank
US Bancorp



Low Duration Bond Fund and Total Return Bond Fund
Issuer: Goldman Sachs Group, Inc.
Trade Date: 1/6/2013
Terms of the transaction: Senior Unsecured SEC Registered
Offering
Selling Broker: Goldman Sachs & Co.
Amount Purchased: $999,580.00 Low Duration Bond Fund
Amount Purchased: $12,965,552.60 Total Return Bond Fund
Purchase Price: $99.958
% of Issue: 0.508%

Selling Syndicate Members:
Goldman, Sachs & Co.
ABN AMRO Securities (USA) LLC
ANZ Investment Bank
BANCA IMI S.p.A
BMO Capital Markets Corp,
BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
Commerz Markets LLC
Credit Agricole Securities (USA) Inc.
DBS Bank Ltd.
KBS Securities USA, Inc.
Lloyds Securities Inc
Mizuho Securities USA Inc.
RBC Capital Markets LLC
SG Americas Securities LLC
SMBC Nikko Capital Markets Limited
Standard Charter Bank
Sun Trust Robinson Humphrey, Inc.
U.S. Bancorp Investments, Inc.
UBS Securities LLC
CastleOak Securities, LP
Drexel Hamilton, LLC
Loop Capital Markets, LLC
Samuel A. Ramirez & Company, Inc.



High Yield Bond Fund and Unconstrained Bond Fund
Issuer: Sabine Pass Liquefaction
Trade Date: 1/29/2013
Terms of the transaction: Senior Unsecured 144A Offering
Selling Broker: Morgan Stanley
Amount Purchased: $4,300,000.00 High Yield Bond Fund
Amount Purchased: $600,000.00 Unconstrained Bond Fund
Purchase Price: $100
% of Issue: 0.327%

Selling Syndicate Members:
BANCA IMI S.p.A
Credit Agricole CIB
Credit Suisse
HSBC Securities.
ING Financial Markets LLC
J.P. Morgan
Lloyds Capital Markets
Mitsubishi UFJ Securities (USA), Inc.
Mizuho Securities USA Inc.
Morgan Stanley & Co., Inc.
RBC Capital Markets Corporation
Scotia Capital (USA) Inc.
SMBC Nikko Capital Markets Limited
Societe Generale
Standard Charter Bank
Bank of America Merrill Lynch
CIBC World Markets Corp.
Deutsche Bank Securities, Inc.
Santander Investment Securities Inc.